united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund
Class A Shares NFGAX
Class I Shares NFGIX

Newfound Multi-Asset Income Fund
Class A Shares NFMAX
Class C Shares NFMCX
Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund
Class A Shares NFDAX
Class I Shares NFDIX

Annual Report

March 31, 2018

Dear Shareholders,

We are pleased to provide our fourth Annual Letter to Shareholders.

On the way back from a recent trip, I ran across a fascinating article in Vanity Fair: “The Clock is Ticking: Inside the Worst U.S. Maritime Disaster in Decades.” The article details the saga of the SS El Faro, a U.S. flagged cargo ship that sunk in October 2015 at the hands of Hurricane Joaquin. Quoting from the beginning of the article:

“In the darkness before dawn on Thursday, October 1, 2015, an American merchant captain named Michael Davidson sailed a 790-foot U.S.-flagged cargo ship, El Faro, into the eye wall of a Category 3 hurricane on the exposed windward side of the Bahama Islands. El Faro means “the lighthouse” in Spanish.

The hurricane, named Joaquin, was one of the heaviest to ever hit the Bahamas. It overwhelmed and sank the ship. Davidson and the 32 others aboard drowned. They had been headed from Jacksonville, Florida, on a weekly run to San Juan, Puerto Rico, carrying 391 containers and 294 trailers and cars. The ship was 430 miles southwest of Miami in deep water when it went down.

Davidson was 53 and known as a stickler for safety. He came from Windham, Maine, and left behind a wife and two college age daughters. Neither his remains nor those of his shipmates were ever recovered.

Disasters at sea do not get the public attention that aviation accidents do, in part because the sea swallows the evidence. It has been reported that a major merchant ship goes down somewhere in the world every two or three days; most ships are sailing under flags of convenience, with underpaid crews and poor safety records.

The El Faro tragedy attracted immediate attention for several reasons. El Faro was a U.S.-flagged ship with a respected captain – and it should have been able to avoid the hurricane. Why didn’t it? Add to the mystery this sample fact: the sinking of the El Faro was the worst U.S. maritime disaster in three decades.”

From the beginning, Hurricane Joaquin was giving forecasters fits. A National Hurricane Center release from September 29th said, “The track forecast remains highly uncertain, and if anything, the spread in the track model guidance is larger now beyond 48 hours...” Joaquin was so hard to predict that Five Thirty Eight wrote an article about it.

Davidson knew all of this. Initially, he had two options. The first option was the standard course: a 1,265-mile trip directly through open ocean toward San Juan. The second was the safe play, a less direct route that would use a number of islands as protection from the storm. This option would add 184 miles and six plus hours to the trip.

Davidson faced a classic risk management problem. Should he risk failing fast or failing slow?

Failing fast would mean taking the standard course and suffering damage or disaster at the hands of the storm. In this scenario – which tragically ended up playing out – Davidson paid the fatal price by taking too much risk.

Failing slow, on the other hand, would be playing it safe and taking the less direct route. The risk here would be wasting the company’s time and money. By comparison, this seems like the obvious choice. However, the article suggests that Davidson may have been particularly sensitive to this risk as he had been gunning for a captain position on a new vessel that would soon replace El Faro on the Jacksonville to San Juan route. In this scenario, Davidson would fail by taking too little risk.

This dichotomy between taking too little risk and failing slow and taking too much risk and failing fast is central to portfolio risk management.

Aaron Brown summed this idea up nicely in his book Red Blooded Risk, where he wrote, “Taking less risk than is optimal is not safer; it just locks in a worse outcome. Taking more risk than is optimal also results in a worse outcome, and often leads to complete disaster.”

Failing Slow

In the investing context, failing slow happens when portfolio returns are insufficient to generate the growth needed to meet one’s objectives. No one event causes this type of failure. Rather, it builds slowly over time. Think death by a thousand paper cuts or your home slowly being destroyed from the inside by termites.

Traditionally, this was probably the result of taking too little risk. Oversized allocations to cash, which as an asset class has barely kept up with inflation over the last 90 years, are particularly likely to be a culprit in this respect.

Fortunately, there are ways to manage funds earmarked for near-term expenditures or as a safety net without carrying excessive amounts of cash. For one example, Betterment has written about extensively about building safety funds while remaining investing.

Unfortunately, today’s investors face a more daunting problem. Low expected returns may not be limited to cash. Many of the most well-known firms/individuals; including GMO, Morningstar, RA, Vanguard, Jack Bogle, JPMorgan, and AQR; are projecting below average returns for both core stocks and bonds over the next 5 to 10 years.

And the negativity is far from limited to U.S. markets. These same firms have similar below average return expectations for both stocks and bonds abroad. One immediate solution that may come to mind is just to take more risk. For example, a

4% real return may still be technically achievable, but not without taking significantly more risk than has been required historically. Most investors are probably not willing to hold a portfolio that consists predominantly of emerging market equities and alternatives.

For those nearing or in retirement, the problem is more daunting since one of the main side effects of taking more risk is increasing the portfolio’s exposure to large losses and fast failure, very much akin to Captain Davidson sailing way too close to the eye of the hurricane.

Failing Fast

At its core, failing fast in investing is about realizing large losses at the wrong time. Think your house burning down or being leveled by a tornado instead of being destroyed slowly by termites.

Note that large losses are a necessary, but not sufficient condition for fast failure1. After all, for long-term investors, experiencing a bear market eventually is nearly inevitable. For example, there has never been a 30-year period in the U.S. equity markets without at least one year-over-year loss of greater than 20%. 79% of historical 30-year periods have seen at least one year-over-year loss greater than 40%.

Fast failure is really about being unfortunate enough to realize a large loss at the wrong time. This is called sequence risk and is particularly relevant for individuals nearing or in the early years of retirement.

We’ve used the following simple example of sequence risk before. Consider three investments:

-	Portfolio A: -30% return in Year 1 and 6% returns for Years 2 to 30.

-	Portfolio B: 6% returns for Years 1 to 14, a -30% return in Year 15, and 6% returns for Years 16 to 30.

-	Portfolio C: 6% returns in Years 1 to 29 and a -30% return in Year 30.

Over the full 30-year period, all three investments have an identical geometric return of 4.54%.

Yet, the experience of investing in each of the three portfolios will be very different for a retiree taking withdrawals2. We see that Portfolio C fare the best, ending the 30-year period with 12% more wealth than it began with. Portfolio B makes it through

[1]	Obviously, there are scenarios where large losses alone can be devastating. One example are losses that are permanent or take an investment’s value to zero or negative (e.g. investments that use leverage). Another are large losses that occur in portfolios that are meant to fund short-term objectives/liabilities.

[2]	We assume 4% withdrawals increased for 2% annual inflation.

the period, ending with 61% of the starting wealth, but not without quite a bit more stress. Portfolio A, however, ends in disaster, running out of money prematurely.

A consequence of sequence risk is that asset classes or strategies with strong risk-adjusted returns, especially those that are able to successfully avoid large losses, can produce better outcomes than investments that may outperform them on a pure return basis.

For example, consider the period from August 2000, when the equity market peaked prior to the popping of the tech bubble, to March 2018. Over this period, two common risk management tools – U.S. Treasuries3 and Managed Futures4 – delivered essentially the same return as the S&P 5005. Both risk management tools have significantly underperformed during the ongoing bull market (16.6% return from March 2009 to March 2018 for SPY compared to 3.1% for IEF and 0.7% for the Salient Trend Index). Yet, for investors withdrawing regularly from their portfolio, bonds and managed futures would have been far superior options since they avoided large drawdowns.

Failing Really Fast

Hurricanes are an unfortunate reality of sea travel. Market crashes are an unfortunate reality of investing. Both have the potential to do quite a bit of damage on their own. However, what plays out over and over again in times of crisis is that human errors compound the situation. These errors turn bad situations into disasters. We go from failing fast to failing really fast.

In the case of El Faro, the list of errors can be broadly classified into two categories:

1.	Failures to adequately prepare ahead of time. For example, El Faro had two lifeboats, but they were not up to current code and were essentially worthless on a hobbled ship in the midst of a Category 4 hurricane.

2.	Poor decisions in the heat of the moment. Decision making in the midst of a crisis is very difficult. The Coast Guard and NTSB put most of the blame on Davidson for poor decision making, failure to listen to the concerns of the crew, and relying on outdated weather information.

These same types of failures apply to investing. Imagine the retiree that sells all of their equity exposure in early 2009 and sits out of the market for a few years during the first few years of the bull market or maybe the retiree that goes all-in on tech stocks in 2000 after finally getting frustrated with hearing how much money their friend had made off of Pets.com. Taking a 50%+ loss on your equity exposure is bad,

[3]	As measured by the iShares 7-10 Year U.S. Treasury Bond ETF (ticker: IEF).

[4]	As measured by the Salient Trend Index.

[5]	As measured by the SPDR S&P 500 ETF (ticker: SPY).

panicking and making rash decisions can permanently throw your financial plans off track.

Compounding bad events with bad decisions is a recipe for fast failure. Avoiding this fate means:

1.	Having a plan in place ahead of time.

2.	If you plan on actively making decisions during a crisis (instead of simply holding), systematize your process. Lay out ahead of time how you will react to various triggers.

3.	Sticking to your plan, even when it may feel a bit uncomfortable.

4.	Diversify, diversify, diversify.

On that last point, the benefits of diversifying your diversifiers cannot be overstated. Specifically, we advise clients to build a portfolio of diversifiers that each will thrive and struggle in different environments. For example. Treasuries are a ballast that historically have been best suited to protect against unforeseen, short-term shocks like we saw in 1987. Trend following, on the other hand, works best in prolonged crashes like 2008.

Achieving Risk Ignition

In the wake of the tech bubble and the global financial crisis, lots of attention has (rightly) been given to portfolio risk management. Too often, however, we see risk management used as a synonym for risk reduction. Instead, we believe that risk management is ultimately taking the right amount of risk, not too little or too much. We call this achieving risk ignition6, where we harness the power of risk to achieve our objectives.

In our opinion, a key part of achieving risk ignition is utilizing changes that can dynamically adapt the amount of risk in the portfolio to any given market environment.

As an example, take an investor that wants to target 10% volatility using a stock/bond mix. Using historical data going back to the 1980s, this would require holding 55% in stocks and 45% in bonds. Yet, our research shows that 20% of that bond position is held simply to offset the worst 3 years of equity returns. With 10-year Treasuries yielding only 2.8%, the cost of re-allocating this 20% of the portfolio from stocks to bonds just to protect against market crashes is significant.

This is why we advocate using tactical asset allocation as a pivot around a strategic asset allocation core. Let’s continue to use the 55/45 stock/bond blend as a starting point. We can take 30% of the portfolio and put it into a tactical strategy that has the flexibility to move between 100% stocks and 100% bonds. We fund this allocation by taking half of the capital (15%) from stocks and the other half from bonds. Now our portfolio has 40% in stocks, 30% in bonds, and 30% in tactical. When the market

[6]	https://blog.thinknewfound.com/2015/09/achieving-risk-ignition/

is trending upwards, the tactical strategy will likely be fully invested and the entire portfolio will be tilted 70/30 towards stocks, taking advantage of the equity market tailwinds. When trends turn negative, the tactical strategy will re-allocate towards bonds and in the most extreme configuration tilt the entire portfolio to a 40/60 stock/bond mix.

In this manner, we can use a dynamic strategy to dial the overall portfolio’s risk up and down as market risk ebbs and flows.

Newfound Risk Managed Global Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2018, the Newfound Risk Managed Global Sectors Fund returned 7.89% and 8.08% on a total-return basis for the Class A shares and Class I shares, respectively. This compares to 14.45% for the MSCI ACWI Net Return Index (“MSCI ACWI”) and 7.11% for a 50/50 blend of MSCI ACWI and the Barclays U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”).

Nine of the ten sectors in the universe were positive for the period. The lone exception was Telecommunications, which was down 0.3%. Five of the nine positive sectors outperformed the MSCI ACWI: Technology (+28.7%), Consumer Discretionary (+17.1%), Materials (+16.4%), Financials (+16.2%), and Industrials (+15.5%). Health Care (+9.9%), Energy (+5.7%), Utilities (+5.4%), and Consumer Staples (+3.2%) all appreciated, but lagged the all equity benchmark.

The Fund’s average equity exposure during the fiscal year was greater than 99%. We held significant positions in all ten sectors during the majority of the year. Our largest average positions were in Financials, Industrials, Consumer Discretionary, Technology, and Materials.

Broadly speaking, we can divide the fiscal year into three periods. From March 31, 2017 through January 26, 2018, the MSCI ACWI experienced significant gains with much less volatility than is typical for the equity markets. Over this period, the MSCI ACWI gained 24.4% and the Balanced Benchmark gained 11.6%. The Fund carried a full equity allocation (excluding nominal cash positions held for managing daily inflows/outflows) for the duration of this period. The only sector in the universe that was not in the portfolio for the full period was Energy, which was not included from mid-July 2017 to mid-October 2017. All ten sectors in the universe appreciated during this time with Technology (+35.6%), Materials (+29.4%), and Financials (+27.6%) leading the way. Utilities (+5.9%) and Telecommunications (+8.7%) noticeably lagged.

From January 26, 2018 to February 9, 2018, the global equity markets quickly tumbled 8.9%. The Balanced Benchmark lost 4.5% over this period. The Fund rebalanced once during this period, removing Utilities from the portfolio and re-

distributing the capital to the remaining nine sectors. While all ten sectors declined during this period, Energy (-12.9%), Health Care (-10.2%), and Materials (-9.4%) were the biggest underperformers.

The market remained choppy from February 9, 2018 through the end of the fiscal year. The MSCI ACWI and the Balanced Benchmark ground out small gains of 1.3% and 0.6% respectively. The continued volatility and sideways market action caused Health Care and Consumer Staples to both fall out of the portfolio. From a sector perspective, Utilities (+6.1%), Technology (+4.1%), and Energy (+2.6%) led while Materials (-0.6%), Financials (-0.5%), and Telecommunications (-0.2%) lagged.

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark can be decomposed into four parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted MSCI ACWI

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging [7] and trade optimization[8]

For the year, the Fund returned +8.08% (I Share) vs. 7.11% for the Blended Benchmark. The most significant contributor to outperformance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision was driven by broad-based equity momentum.

The equal sector weight base portfolio was a significant detractor from performance as the average return across the ten sectors in the universe was 11.8% compared to a 14.5% return for MSCI ACWI. Our rebalance methodology and individual sector calls were also modest detractors from performance, although not to the same extent as the equal sector weight base portfolio.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as

[7]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[8]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2018, we were invested in seven of the ten sectors in our universe. The exceptions were Health Care, Consumer Staples, and Utilities. Our only position making up more than 20% of the portfolio was Technology. We held a modest (<15%) position in short-term U.S. Treasuries.

Newfound Risk Managed U.S. Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2018, the Newfound Risk Managed U.S. Sectors Fund returned 7.59% and 7.98% on a total return basis for the Class A shares and Class I shares, respectively. This compares to 14.07% for the S&P 500 Index (“S&P 500”) and 6.94% for a 50/50 blend of the S&P 500 and the Barclays U.S. 1-3 Year Treasury Bond Index9 (“Balanced Benchmark”).

Seven of the nine sectors in the universe were positive for the period. The lone exceptions were Energy (-0.3%) and Consumer Staples (-0.9%). Four sectors outperformed the S&P 500: Technology (+24.5%), Financials (+18.1%), Consumer Discretionary (+16.7%), and Industrials (+16.4%). Health Care (+11.1%), Materials (+10.7%), and Utilities (+1.8%) all appreciated, but lagged the S&P 500.

The Fund’s average equity exposure during the fiscal year was greater than 99%. We held significant positions in all eight of the sectors during the majority of the year. The lone exception was Energy, which was out of the portfolio between late-May 2017 and late-December 2017 and from early-March 2018 through the end of the fiscal year. Our largest average positions were in Financials, Industrials, Technology, and Consumer Discretionary.

The U.S. equity markets followed a pattern that was very similar to those discussed for the global equity markets in the Risk Managed Global Sectors section above. The markets were incredibly calm with an upward trajectory through late January following by a quick decline through mid-February, and finishing out the quarter with range-bound, choppy markets.

We rebalanced the Fund eight times during the course of the fiscal year. Only two of these rebalances occurred in 2017 with the first (in May) removing Energy from the portfolio and the second (in December) adding Energy back in.

[9]	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

The six rebalances in 2018 all coincided with the volatility spike starting in late January. Utilities was removed first, followed by Materials, Energy, Consumer Staples, and Health Care. We added a partial defensive short-term Treasury position in late March.

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark can be decomposed into four parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted S&P 500

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging [10] and trade optimization[11]

For the year, the Fund returned +7.98% (I Share) vs. 6.94% for the Blended Benchmark. The most significant contributor to outperformance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision was driven by broad-based equity momentum.

The equal sector weight base portfolio was a significant detractor from performance as the average return across the nine sectors in the universe was 10.9% compared to a 14.1% return for the S&P 500. Our rebalance methodology and individual sector calls were also modest detractors from performance, although not to the same extent as the equal sector weight base portfolio.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2018, we were invested in five of the nine sectors in our universe. The exceptions were Utilities, Energy. Consumer Staples, and Health Care. Our only positions making up more than 20% of the portfolio were Financials and Consumer Discretionary. We held a modest (<15%) position in short-term U.S. Treasuries.

[10]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[11]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

Newfound Multi-Asset Income Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2018, the Newfound Multi-Asset Income Fund returned 1.19%, 0.45%, and 1.50% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. Over the same period, the MSCI ACWI Net Return Index (“MSCI ACWI”), Barclays Aggregate Bond Index (“Barclays Aggregate”), and a 50/50 blend of the MSCI ACWI and Barclays Aggregate (“Blended Benchmark”) returned 14.45%, 1.19%, and 7.73%, respectively.

Since launch, the Fund’s annualized volatility12 has been 4.0% compared to 10.7% for the MSCI ACWI, 2.8% for the Barclays Aggregate, and 5.4% for the Blended Benchmark. The Fund was diversified to both core stocks (correlation13 of 0.55 to the MSCI ACWI) and core bonds (correlation of 0.65 to the Barclays Aggregate).

The last twelve months were mixed for the high-income universe. The universe lagged equities significantly as only one exposure, international REITs (+19.1%), outperformed the MSCI ACWI. The story was quite different relative to core bonds, as fourteen of the sixteen exposures in the investment universe outperformed the Barclays Aggregate Bond Index. The lone exceptions were U.S. REITs (-4.4%) and MLPs (-20.5%).

The best performing asset classes were international REITs (+19.1%), convertible bonds (+12.0%), local currency emerging market bonds (+11.8%), and international Treasuries (+11.5%). The worst performing asset classes were preferreds (+2.5%), USD-denominated emerging market bonds (+1.5%), U.S. REITs (-4.4%), and MLPs (-20.5%).

From a risk perspective, the average maximum drawdown across the universe was 8.2%. U.S. REITs, international REITs, U.S. dividend stocks, and mortgage REITs all experienced maximum peak-to-trough losses of between 10% and 15%. On the other hand, U.S. corporate bonds (both high yield and investment grade), international Treasuries, bank loans, and preferreds all experienced maximum peak-to-trough losses of less than 5%.

[12]	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

[13]	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

We rebalanced the Fund nine times during the course of the year with the majority occurring in 2018 as the result of elevated market volatility. At no point was a defensive short-term U.S. Treasury position introduced. Bank loans, high yield corporate bonds, and preferreds were consistently among our largest allocations. U.S. and international Treasuries were the least utilized asset classes.

Relative to the Blended Benchmark, the Fund’s performance can be attributed to the following categories:

1.	High income investment universe vs. the Blended Benchmark.

2.	The Sharpe Parity strategy asset allocation where we favor lower risk and higher yielding assets classes relative to higher risk and lower yielding asset classes.

3.	The trend overlay which is utilized to manage risk, selling out of exposures that are trending downward.

4.	The re-use of capital whereby we prefer to reallocate capital from negatively trending asset classes to positively trending asset classes instead of going directly to a defensive short-term Treasury allocation.

5.	Our rebalancing process which is used to manage tracking error as well as trading/turnover.

From a pure return perspective, the underperformance of the high-income universe was the major detractor from performance. The Sharpe Parity strategic asset allocation, trend overlay, and re-use of capital all slightly detracted from returns. This was partially offset by a positive contribution from our rebalancing process. From a risk perspective, both the Sharpe Parity strategy asset allocation and the trend overlay materially reduced volatility, as designed.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2018, we were invested in six of the sixteen exposures in our universe. Our top five allocations – from largest to smallest – are to preferreds, bank loans, covered calls, local currency emerging market bonds, and convertible bonds.

After our momentum models determine which exposures have positive trends and will be included in the portfolio, allocations are made proportionally to estimated Sharpe Ratios. We proxy Sharpe Ratios with risk-adjusted yield. As a result, risk-

adjusted yields can be instructive as to how allocations may potentially change should our momentum signal on a given exposure switch from positive to negative or vice versa.

Overall, risk-adjusted yields were approximately 5% higher at the end of the fiscal year relative to the beginning of the fiscal year. Average gross yields actually rose by nearly 70 basis points (bps) during the year, but this was offset by increased volatility.

Bank loans, preferreds, high yield corporate bonds, USD-denominated emerging market bonds, and mortgage REITs offered the highest risk-adjusted yield in the universe. Of these five exposures, only bank loans and preferreds were in the portfolio as of fiscal year end. Given their attractive risk-adjusted yield profile, we would expect this asset class to have a relatively large allocation should its momentum turn positive. International Treasuries, U.S. dividend stocks, U.S. Treasuries, international REITs, and U.S. REITs were offering the lowest risk-adjusted yield.

We thank you for your continued support and for allowing us to serve you and the Funds.

Sincerely,

Corey Hoffstein, Chief Investment Officer
Justin Sibears, Managing Director

NLD Code: 7120-NLD-05/25/2018
Newfound Case ID: 7142883

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

The Fund’s performance figures* for the year ended March 31, 2018 compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Risk Managed Global Sectors Fund - Class A Shares	7.99%	3.05%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	1.75%	1.48%
Newfound Risk Managed Global Sectors Fund - Class I Shares	8.29%	3.33%
MSCI All Country World Index **	14.85%	7.29%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	0.00%	0.49%
50/50 MSCI ACWI/ 1-3 Year Treasury Blend ****	7.28%	3.98%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75% and 1.50% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 2.54% and 2.29% of average daily net assets attributable to for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays US Treasury 1-3 Year Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2018 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	95.0%
Exchange Traded Funds - Debt	4.6%
Short-Term Investments	0.9%
Liabilities in Excess of Other Assets	(0.5)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

The Fund’s performance figures* for the year ended March 31, 2018 compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Multi-Asset Income Fund - Class A Shares	1.09%	1.45%
Newfound Multi-Asset Income Fund - Class A Shares With Load	(4.73)%	(0.22)%
Newfound Multi-Asset Income Fund - Class C Shares	0.27%	0.67%
Newfound Multi-Asset Income Fund - Class I Shares	1.34%	1.68%
S&P 500 Total Return Index **	13.99%	10.37%
Bloomberg Barclays Capital U.S. Aggregate Bond Index ***	1.20%	1.91%
50/50 MSCI ACWI/ Barclays Aggregate Bond ****	7.93%	4.42%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 2.27%, 3.02% and 2.02% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of March 31, 2018 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	84.2%
Exchange Traded Funds - Equity	14.7%
Short-Term Investments	4.2%
Exchange Traded Notes	0.6%
Liabilities in Excess of Other Assets	(3.7)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed U.S. Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2018

The Fund’s performance figures* for the year ended March 31, 2018 compared to its benchmark:

	1 Year	Since Inception (1)
Newfound Risk Managed U.S. Sectors Fund - Class A Shares	7.70%	3.08%
Newfound Risk Managed U.S. Sectors Fund - Class A Shares With Load	1.54%	0.94%
Newfound Risk Managed U.S. Sectors Fund - Class I Shares	8.13%	3.43%
S&P 500 Total Return Index **	13.99%	10.55%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	0.00%	0.40%
50/50 S&P 500/ 1-3 Year Treasury Blend ****	6.88%	5.51%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be reiuired to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.50% and 1.25% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 2.45% and 2.20% of average daily net assets attributable to Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the S&P 500 Total Return Index and The Bloomberg Barclays US Treasury 1-3 Year Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2018 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	88.2%
Short-Term Investments	11.5%
Exchange Traded Funds - Debt	11.0%
Liabilities in Excess of Other Assets	(10.7)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2018

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.6%
	DEBT FUNDS - 4.6%
29,599	iShares 1-3 Year Treasury Bond ETF	$2,473,292

	EQUITY FUNDS - 95.0%
81,453	iShares Global Consumer Discretionary ETF	9,080,381
152,409	iShares Global Energy ETF	5,178,858
126,643	iShares Global Financials ETF (a)	8,762,429
96,114	iShares Global Industrials ETF	8,783,859
60,743	iShares Global Materials ETF	4,106,834
65,721	iShares Global Tech ETF	10,405,606
67,118	iShares Global Telecom ETF	3,847,875
		50,165,842

	TOTAL EXCHANGE TRADED FUNDS (Cost $45,065,832)	52,639,134

	SHORT-TERM INVESTMENTS - 0.9%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 0.4%
219,480	Fidelity Government Money Market Portfolio, Institutional Class 1.53% +(b)	219,480

	MONEY MARKET FUND - 0.5%
238,792	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 1.45% +	238,792

	TOTAL SHORT-TERM INVESTMENTS (Cost $458,272)	458,272

	TOTAL INVESTMENTS - 100.5% (Cost $45,524,104) (c)	$53,097,406
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(272,230)
	TOTAL NET ASSETS - 100.0%	$52,825,176

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

(a)	All or a portion of the security is out on loan at March 31, 2018. Total loaned securities had a market value of $214,489 at March 31, 2018.

(b)	Security was purchased with cash received as collateral for securities on loan at March 31, 2018. Total collateral had a market value of $219,480 at March 31, 2018.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,035,886 and differs from fair value by net unrealized appreciation of securities as follows:

Unrealized Appreciation:	$7,573,302
Unrealized Depreciation:	(511,782)
Net Unrealized Appreciation:	$7,061,520

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2018

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 98.9%
	DEBT FUNDS - 84.2%
35,505	iShares Convertible Bond ETF	$1,999,642
216,189	iShares US Preferred Stock ETF (a)	8,120,059
810,005	PowerShares Senior Loan Portfolio	18,735,416
70,825	PowerShares Variable Rate Preferred Portfolio	1,782,665
116,194	SPDR Bloomberg Barclays Convertible Securities ETF	6,002,582
78,940	SPDR Bloomberg Barclays International Treasury Bond ETF	2,329,519
769,427	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	15,080,769
465,287	VanEck Vectors Preferred Securities ex Financials ETF	8,942,816
		62,993,468
	EQUITY FUNDS - 14.7%
12,503	Global X MLP ETF	106,151
182,824	Horizons NASDAQ-100 Covered Call ETF	4,351,211
310,441	PowerShares S&P 500 BuyWrite Portfolio	6,544,096
		11,001,458

	TOTAL EXCHANGE TRADED FUNDS (Cost $73,977,473)	73,994,926

	EXCHANGE TRADED NOTES - 0.6%
17,602	JPMorgan Alerian MLP Index ETN (a)	422,448
	TOTAL EXCHANGE TRADED NOTES (Cost $452,105)	422,448

	SHORT-TERM INVESTMENTS - 4.2%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.7%
2,791,144	Fidelity Government Money Market Portfolio, Institutional Class 1.53% +(b)	2,791,144

	MONEY MARKET FUND - 0.5%
379,965	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 1.45% +	379,965

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,171,109)	3,171,109

	TOTAL INVESTMENTS - 103.7% (Cost $77,600,687) (c)	$77,588,483
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.7)%	(2,790,056)
	TOTAL NET ASSETS - 100.0%	$74,798,427

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

(a)	All or a portion of the security is out on loan at March 31, 2018. Total loaned securities had a market value of $2,227,128 at March 31, 2018.

(b)	Security was purchased with cash received as collateral for securities on loan at March 31, 2018. Total collateral had a market value of $2,791,144 at March 31, 2018.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $78,261,733 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$650,118
Unrealized Depreciation:	(1,323,368)
Net Unrealized Appreciation:	$(673,250)

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2018

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.2%
	DEBT FUNDS - 11.0%
63,279	iShares 1-3 Year Treasury Bond ETF	$5,287,593

	EQUITY FUNDS - 88.2%
57,112	Consumer Discretionary Select Sector SPDR Fund (a)	5,784,875
124,211	Fidelity MSCI Consumer Discretionary Index ETF	4,938,629
143,460	Fidelity MSCI Financials Index ETF	5,794,350
71,698	Fidelity MSCI Industrials Index ETF	2,712,335
52,482	Fidelity MSCI Information Technology Index ETF	2,722,241
50,794	Fidelity MSCI Materials Index ETF	1,674,170
7,517	Fidelity MSCI Telecommunication Services Index ETF	214,310
178,287	Financial Select Sector SPDR Fund	4,915,373
67,777	Industrial Select Sector SPDR Fund (a)	5,035,153
54,716	Materials Select Sector SPDR Fund	3,115,529
83,311	Technology Select Sector SPDR Fund	5,450,206
		42,357,171

	TOTAL EXCHANGE TRADED FUNDS (Cost $44,721,404)	47,644,764

	SHORT-TERM INVESTMENTS - 11.5%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 10.5%
5,022,846	Fidelity Government Money Market Portfolio, Institutional Class 1.53% +(b)	5,022,846

	MONEY MARKET FUND - 1.0%
498,528	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 1.45% +	498,528

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,521,374)	5,521,374

	TOTAL INVESTMENTS - 110.7% (Cost $50,242,778) (c)	$53,166,138
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.7)%	(5,138,793)
	TOTAL NET ASSETS - 100.0%	$48,027,345

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.

(a)	All or a portion of the security is out on loan at March 31, 2018. Total loaned securities had a market value of $4,953,114 at March 31, 2018.

(b)	Security was purchased with cash received as collateral for securities on loan at March 31, 2018. Total collateral had a market value of $5,022,846 at March 31, 2018.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $50,540,146 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,047,529
Unrealized Depreciation:	(421,537)
Net Unrealized Appreciation:	$2,625,992

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2018

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
ASSETS
Investment securities:
At cost (cost of securities on loan - $179,627, $2,290,207 and $4,456,387)	$45,524,104	$77,600,687	$50,242,778
At fair value (securities on loan, at value - $214,489, $2,227,128 and $4,953,114)	$53,097,406	$77,588,483	$53,166,138
Cash	3,170	1,674,369	57,570
Dividends and interest receivable	196	229	363
Receivable for securities lending income	160	13,828	366
Receivable for securities sold	2,065,528	2,109,409	2,727,054
Receivable for Fund shares sold	2,327	217,246	162,956
Prepaid expenses	29,372	32,761	28,621
TOTAL ASSETS	55,198,159	81,636,325	56,143,068

LIABILITIES
Collateral on securities loaned	219,480	2,791,144	5,022,846
Distribution (12b-1) fees payable	1,902	11,496	2,071
Payable for investments purchased	2,060,753	3,877,457	3,017,032
Investment advisory fees payable	48,134	54,537	14,601
Payable for Fund shares redeemed	1,067	64,733	40,365
Payable to related parties	12,500	12,181	4,738
Accrued expenses and other liabilities	29,147	26,350	14,070
TOTAL LIABILITIES	2,372,983	6,837,898	8,115,723
NET ASSETS	$52,825,176	$74,798,427	$48,027,345

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$51,411,713	$76,319,017	$44,887,945
Accumulated net investment income (loss)	(214,583)	—	—
Accumulated net realized gain (loss) from security transactions	(5,945,256)	(1,508,386)	216,040
Net unrealized appreciation (depreciation) on investments	7,573,302	(12,204)	2,923,360
NET ASSETS	$52,825,176	$74,798,427	$48,027,345

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2018

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,959,329	$41,998,198	$7,739,012
Shares of beneficial interest outstanding	720,936	4,371,010	730,447
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$11.04	$9.61	$10.59
Maximum offering price per share (5.75% sales charge)	$11.71	$10.19	$11.24

Class C Shares:
Net Assets	$—	$2,850,276	$—
Shares of beneficial interest outstanding	—	297,806	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$—	$9.57	$—

Class I Shares:
Net Assets	$44,865,847	$29,949,953	$40,288,333
Shares of beneficial interest outstanding	4,057,157	3,117,217	3,783,358
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.06	$9.61	$10.65

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2018

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
INVESTMENT INCOME
Dividends	$1,107,011	$3,685,059	$680,561
Interest	1,047	671	3,153
Securities lending income - net	160	13,828	366
TOTAL INVESTMENT INCOME	1,108,218	3,699,558	684,080

EXPENSES
Investment advisory fees	598,780	757,861	342,264
Distribution (12b-1) fees:
Class A	15,226	120,558	20,628
Class C	3,441	29,479	9,312
Registration fees	55,175	57,050	50,175
Administrative services fees	51,219	71,157	37,601
Transfer agent fees	48,060	11,980	17,259
Accounting services fees	35,346	43,115	33,236
Audit Fees	21,248	19,254	19,017
Shareholder Service Fees	19,934	25,443	17,792
Legal Fees	17,076	14,664	14,432
Trustees fees and expenses	14,162	14,196	12,615
Printing expenses	10,908	22,010	7,067
Compliance officer fees	10,207	10,350	10,556
Custodian fees	10,058	11,274	6,451
Insurance expense	1,765	1,377	399
Other expenses	3,284	6,660	3,882
TOTAL EXPENSES	915,889	1,216,428	602,686

Less: Fees waived by the Adviser	(109,271)	(32,177)	(121,599)

NET EXPENSES	806,618	1,184,251	481,087
NET INVESTMENT INCOME	301,600	2,515,307	202,993

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	1,400,691	(456,252)	452,631
Distributions of realized gains by underlying investment companies	—	43,735	—
Net change in unrealized appreciation (depreciation) on investments	2,157,330	(1,797,880)	1,331,583
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	3,558,021	(2,210,397)	1,784,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,859,621	$304,910	$1,987,207

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Newfound Risk Managed Global Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$301,600	$299,345
Net realized gain from security transactions	1,400,691	2,688,112
Net change in unrealized appreciation on investments	2,157,330	3,081,183
Net increase in net assets resulting from operations	3,859,621	6,068,640

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(33,269)	(14,766)
Class I	(320,023)	(289,153)
From distributions to shareholders	(353,292)	(303,919)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	4,122,186	2,641,357
Class C ^	166,629	68,885
Class I	7,117,965	5,242,585
Distributions reinvested
Class A	31,866	14,019
Class I	298,492	272,329
Redemption fee proceeds
Class A	100	67
Class C ^	20	—
Class I	954	852
Cost of shares redeemed
Class A	(1,538,336)	(4,445,938)
Class C ^	(532,148)	(181,052)
Class I	(6,588,652)	(27,002,976)
Net increase (decrease) in net assets from shares of beneficial interest	3,079,076	(23,389,872)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,585,405	(17,625,151)

NET ASSETS
Beginning of year	46,239,771	63,864,922
End of year *	$52,825,176	$46,239,771
* Includes accumulated net investment loss of:	$(214,583)	$(183,357)

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed Global Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A:
Shares Sold	369,313	279,218
Shares Reinvested	2,798	1,433
Shares Redeemed	(140,102)	(467,843)
Net increase (decrease) in shares of beneficial interest outstanding	232,009	(187,192)

Class C: ^
Shares Sold	15,590	7,106
Shares Redeemed	(49,618)	(18,782)
Net decrease in shares of beneficial interest outstanding	(34,028)	(11,676)

Class I:
Shares Sold	644,438	546,618
Shares Reinvested	26,184	27,817
Shares Redeemed	(591,233)	(2,806,771)
Net increase (decrease) in shares of beneficial interest outstanding	79,389	(2,232,336)

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$2,515,307	$1,181,188
Net realized loss from security transactions	(456,252)	(426,849)
Distributions of realized gains by underlying investment companies	43,735	3,874
Net change in unrealized appreciation (depreciation) on investments	(1,797,880)	1,498,282
Net increase in net assets resulting from operations	304,910	2,256,495

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,627,950)	(751,797)
Class C	(79,414)	(26,242)
Class I	(971,340)	(423,698)
From distributions to shareholders	(2,678,704)	(1,201,737)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	34,560,051	38,833,597
Class C	770,013	2,124,141
Class I	22,300,272	19,691,135
Distributions reinvested
Class A	1,610,353	745,745
Class C	74,446	23,524
Class I	624,827	197,081
Redemption fee proceeds
Class A	4,423	4,925
Class C	12	5
Class I	768	1,767
Cost of shares redeemed
Class A	(31,121,440)	(6,455,538)
Class C	(405,308)	(139,676)
Class I	(8,948,300)	(13,046,234)
Net increase in net assets from shares of beneficial interest	19,470,117	41,980,472

TOTAL INCREASE IN NET ASSETS	17,096,323	43,035,230

NET ASSETS
Beginning of year	57,702,104	14,666,874
End of year *	$74,798,427	$57,702,104
* Includes accumulated net investment income of:	$—	$12,010

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A:
Shares Sold	3,464,789	3,994,587
Shares Reinvested	162,778	76,757
Shares Redeemed	(3,157,925)	(664,393)
Net increase in shares of beneficial interest outstanding	469,642	3,406,951

Class C:
Shares Sold	77,546	219,791
Shares Reinvested	7,556	2,428
Shares Redeemed	(41,393)	(14,365)
Net increase in shares of beneficial interest outstanding	43,709	207,854

Class I:
Shares Sold	2,238,824	2,033,509
Shares Reinvested	63,241	20,295
Shares Redeemed	(898,247)	(1,357,794)
Net increase in shares of beneficial interest outstanding	1,403,818	696,010

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
FROM OPERATIONS
Net investment income	$202,993	$164,960
Net realized gain from security transactions	452,631	461,676
Net change in unrealized appreciation on investments	1,331,583	1,204,129
Net increase in net assets resulting from operations	1,987,207	1,830,765

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(43,583)	(191,398)
Class C ^	—	(10,289)
Class I	(196,061)	(64,917)
From distributions to shareholders	(239,644)	(266,604)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	4,053,949	6,093,660
Class C ^	174,145	629,204
Class I	28,991,812	13,815,060
Distributions reinvested
Class A	37,072	184,720
Class C ^	—	7,842
Class I	191,982	61,072
Redemption fee proceeds
Class A	—	4
Class I	209	2,679
Cost of shares redeemed
Class A	(5,640,192)	(7,991,420)
Class C ^	(1,352,963)	(587,568)
Class I	(3,702,910)	(2,823,280)
Net increase in net assets from shares of beneficial interest	22,753,104	9,391,973

TOTAL INCREASE IN NET ASSETS	24,500,667	10,956,134

NET ASSETS
Beginning of year	23,526,678	12,570,544
End of year *	$48,027,345	$23,526,678
* Includes accumulated net investment loss of:	$—	$—

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
SHARE ACTIVITY
Class A:
Shares Sold	385,569	647,920
Shares Reinvested	3,502	20,527
Shares Redeemed	(525,364)	(835,311)
Net decrease in shares of beneficial interest outstanding	(136,293)	(166,864)

Class C: ^
Shares Sold	16,473	66,729
Shares Reinvested	—	874
Shares Redeemed	(129,926)	(64,525)
Net increase (decrease) in shares of beneficial interest outstanding	(113,453)	3,078

Class I:
Shares Sold	2,717,815	1,429,907
Shares Reinvested	17,982	6,557
Shares Redeemed	(346,520)	(311,057)
Net increase in shares of beneficial interest outstanding	2,389,277	1,125,407

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.27	$9.20	$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	0.03	0.03	(0.07	) (10)
Net realized and unrealized gain (loss) on investments	0.78	1.07	(0.87)	0.20
Total from investment operations	0.82	1.10	(0.84)	0.13
Less distributions from:
Return of capital	—	—	—	(0.00	) (9)
Net investment income	(0.05)	(0.03)	(0.02)	(0.07)
Total distributions	(0.05)	(0.03)	(0.02)	(0.07)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.04	$10.27	$9.20	$10.06
Total return (3)	7.99%	11.97%	(8.33)%	1.31	% (8)
Net assets, at end of period (000s)	$7,959	$5,019	$6,219	$7,646
Ratio of gross expenses to average net assets (4)(6)	1.96%	2.07%	1.92%	1.95	% (5)
Ratio of net expenses to average net assets(6)	1.75%	1.75%	1.75%	1.75	% (5)
Ratio of net investment income (loss) to average net assets(7)	0.33%	0.34%	0.28%	(0.81	)% (5)
Portfolio Turnover Rate	87%	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$10.28	$9.22	$10.07	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.06	0.06	0.06	(10)
Net realized and unrealized gain (loss) on investments	0.78	1.06	(0.86)	0.09
Total from investment operations	0.85	1.12	(0.80)	0.15
Less distributions from:
Return of capital	—	—	—	(0.00	) (9)
Net investment income	(0.07)	(0.06)	(0.05)	(0.08)
Total distributions	(0.07)	(0.06)	(0.05)	(0.08)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.06	$10.28	$9.22	$10.07
Total return (3)	8.29%	12.20%	(7.95)%	1.49	% (8)
Net assets, at end of period (000s)	$44,866	$40,877	$57,230	$68,777
Ratio of gross expenses to average net assets (4)(6)	1.71%	1.82%	1.67%	1.70	% (5)
Ratio of net expenses to average net assets(6)	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.61%	0.59%	0.61%	0.67	% (5)
Portfolio Turnover Rate	87%	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redmption fees. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.83	$9.41	$10.10	$10.00
Activity from investment operations:
Net investment income (2)	0.32	0.32	0.13	0.30	(10)
Net realized and unrealized gain (loss) on investments	(0.21)	0.38	(0.54)	(0.20	) (10)
Total from investment operations	0.11	0.70	(0.41)	0.10
Less distributions from:
Net investment income	(0.33)	(0.28)	(0.28)	—
Total distributions	(0.33)	(0.28)	(0.28)	—
Paid-in-Capital From Redemption Fees	0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$9.61	$9.83	$9.41	$10.10
Total return (3)	1.09%	7.51%	(4.10)%	1.00	% (8)
Net assets, at end of period (000s)	$41,998	$38,363	$4,651	$342
Ratio of gross expenses to average net assets (4)(6)	1.64%	1.81%	2.83%	29.17	% (5)
Ratio of net expenses to average net assets(6)	1.60%	1.60%	1.60%	1.60	% (5)
Ratio of net investment income to average net assets(7)	3.23%	3.33%	1.27%	5.39	% (5)
Portfolio Turnover Rate	143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.80	$9.37	$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.24	0.26	0.05	0.27	(10)
Net realized and unrealized gain (loss) on investments	(0.21)	0.37	(0.54)	(0.22	) (10)
Total from investment operations	0.03	0.63	(0.49)	0.05
Less distributions from:
Net investment income	(0.26)	(0.20)	(0.19)	—
Total distributions	(0.26)	(0.20)	(0.19)	—
Paid-in-Capital From Redemption Fees	0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$9.57	$9.80	$9.37	$10.05
Total return (3)	0.27%	6.80%	(4.85)%	0.50	% (8)
Net assets, at end of period (000s)	$2,850	$2,490	$433	$18
Ratio of gross expenses to average net assets (4)(6)	2.39%	2.56%	3.58%	29.92	% (5)
Ratio of net expenses to average net assets (6)	2.35%	2.35%	2.35%	2.35	% (5)
Ratio of net investment income to average net assets (7)	2.45%	2.65%	0.56%	4.77	% (5)
Portfolio Turnover Rate	143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.83	$9.42	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.35	0.33	0.16	0.43	(10)
Net realized and unrealized gain (loss) on investments	(0.21)	0.39	(0.55)	(0.32	) (10)
Total from investment operations	0.14	0.72	(0.39)	0.11
Less distributions from:
Net investment income	(0.36)	(0.31)	(0.30)	—
Total distributions	(0.36)	(0.31)	(0.30)	—
Paid-in-Capital From Redemption Fees	0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$9.61	$9.83	$9.42	$10.11
Total return (3)	1.34%	7.72%	(3.87)%	1.10	% (8)
Net assets, at end of period (000s)	$29,950	$16,849	$9,583	$2,363
Ratio of gross expenses to average net assets (4)(6)	1.39%	1.56%	2.58%	28.92	% (5)
Ratio of net expenses to average net assets (6)	1.35%	1.35%	1.35%	1.35	% (5)
Ratio of net investment income to average net assets (7)	3.48%	3.41%	1.65%	7.58	% (5)
Portfolio Turnover Rate	143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class A
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$9.89	$8.90	$10.00
Activity from investment operations:
Net investment income (2)	0.04	0.11	0.04	(10)
Net realized and unrealized gain (loss) on investments	0.71	1.07	(1.12)
Total from investment operations	0.75	1.18	(1.08)
Less distributions from:
Net investment income	(0.05)	(0.19)	(0.02)
Total distributions	(0.05)	(0.19)	(0.02)
Paid-in-Capital From Redemption Fees	—	0.00 (9)	0.00	(9)
Net asset value, end of period	$10.59	$9.89	$8.90
Total return (3)	7.70%	13.45%	(10.83	)% (8)
Net assets, at end of period (000s)	$7,739	$8,573	$9,197
Ratio of gross expenses to average net assets (4)(6)	1.82%	2.31%	3.61	% (5)
Ratio of net expenses to average net assets(6)	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.39%	1.21%	0.54	% (5)
Portfolio Turnover Rate	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class I
	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2018	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$9.92	$8.91	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.12	0.03	(10)
Net realized and unrealized gain (loss) on investments	0.74	1.10	(1.10)
Total from investment operations	0.81	1.22	(1.07)
Less distributions from:
Net investment income	(0.08)	(0.21)	(0.02)
Total distributions	(0.08)	(0.21)	(0.02)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00
Net asset value, end of period	$10.65	$9.92	$8.91
Total return (3)	8.13%	13.88%	(10.66	)% (8)
Net assets, at end of period (000s)	$40,288	$13,836	$2,393
Ratio of gross expenses to average net assets (4)(6)	1.57%	2.06%	3.36	% (5)
Ratio of net expenses to average net assets(6)	1.25%	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (7)	0.65%	1.22%	0.37	% (5)
Portfolio Turnover Rate	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2018

1.	ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”), and the Newfound Risk Managed U.S. Sectors Fund (“Risk Managed U.S. Sectors Fund”) (collectively the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Risk Managed Global Sectors Fund primarily seeks long term capital appreciation and secondarily seeks capital preservation. The Multi-Asset Income Fund seeks income with capital appreciation as a secondary objective. The Risk Managed U.S. Sectors Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Multi-Asset Income Fund commenced operations on September 8, 2014. The Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Risk Managed Global Sectors Fund and the Risk Managed U.S. Sectors Fund currently offer Class A and Class I shares. The Multi-Asset Income Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In additionally, ETNs are subject to credit risk generally to the same extent as debt securities.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2018 for the Funds’ assets and liabilities measured at fair value:

Newfound Risk Managed Global Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$52,639,134	$—	$—	$52,639,134
Investment Purchased As Securities Lending Collateral	219,480	—	—	219,480
Money Market Fund	238,792	—	—	238,792
Total	$53,097,406	$—	$—	$53,097,406

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Newfound Multi-Asset Income Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$73,994,926	$—	$—	$73,994,926
Exchange Traded Notes	422,448	—	—	422,448
Investment Purchased As Securities Lending Collateral	2,791,144	—	—	2,791,144
Money Market Fund	379,965	—	—	379,965
Total	$77,588,483	$—	$—	$77,588,483

Newfound Risk Managed U.S. Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$47,644,764	$—	$—	$47,644,764
Investment Purchased As Securities Lending Collateral	5,022,846	—	—	5,022,846
Money Market Fund	498,528	—	—	498,528
Total	$53,166,138	$—	$—	$53,166,138

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of any Level during the current period presented.

It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended 2015-2017, or expected to be taken in the Funds’ March 31, 2018 year-end tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Funds have entered into a securities lending arrangement with eSecLending, whereby eSecLending facilitates securities lending transactions between the funds and one or more borrowers (each a “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the Funds’ agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Fund is indemnified for such losses by the security lending agreement. Should the Borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2018:

					Gross Amounts
					Not Offset in
					the Statement
					of Assets &
					Liabilities

			Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial
	of Recognized	Assets &	of Assets &	Instruments	Cash Collateral	Net Amount of
	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Assets:
Newfound Risk Managed
Global Sectors Fund
Description:
Securities Loaned	$219,480	$—	$219,480	$—	$219,480	$—
Total	$219,480	$—	$219,480	$—	$219,480	$—
Newfound Multi-Asset
Income Fund
Description:
Securities Loaned	$2,791,144	$—	$2,791,144	$—	$2,791,144	$—
Total	$2,791,144	$—	$2,791,144	$—	$2,791,144	$—
Newfound Risk Managed U.S.
Sectors Fund
Description:
Securities Loaned	$5,022,846	$—	$5,022,846	$—	$5,022,846	$—
Total	$5,022,846	$—	$5,022,846	$—	$5,022,846	$—

The following table breaks out the holdings received as collateral as of March 31, 2018:

Securities Lending Transactions
Overnight and Continuous
Newfound Risk Managed Global Sectors Fund
BlackRock Liquidity Funds T-Fund Portfolio,
Institutional Class	$219,480

Newfound Multi-Asset Income Fund
BlackRock Liquidity Funds T-Fund Portfolio,
Institutional Class	$2,791,144

Newfound Risk Managed U.S. Sectors Fund
BlackRock Liquidity Funds T-Fund Portfolio,
Institutional Class	$5,022,846

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $48,419,685 and $45,511,878, respectively, for Risk Managed Global Sectors Fund, $127,122,803 and $107,971,438 respectively, for Multi-Asset Income Fund and $71,541,322 and $49,156,964 respectively, for Risk Managed U.S. Sectors Fund.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Prior to August 1, 2017, as compensation for its services and the related expenses borne by the Adviser, the Funds paid the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.15%, 1.00%, and 0.95% of the Risk Managed Global Sectors Fund’s, Multi-Asset Income Fund’s, and Risk Managed U.S. Sectors Fund’s average daily net assets, respectively.

As of August 1, 2017, as compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of:

Fund	Average Daily Net Assets	Advisory Fee
Newfound Risk Managed Global Sectors Fund	The first $50 million; Greater than $50 million.	1.15% 0.99%
Newfound Multi-Asset Income Fund	The first $75 million; Between $75 million and $125 million; Greater than $125 million.	1.00% 0.85% 0.75%
Newfound Risk Managed U.S. Sectors Fund	All Assets	0.95%

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2019 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75% and 1.50% of average daily net assets attributable to the Risk Managed Global Sectors Fund Class A and Class I shares, respectively, 1.60%, 2.35%, and 1.35% attributable to the Multi-Asset Income Fund Class A, Class C and Class I shares, respectively, and 1.50% and 1.25% attributable to the Risk Managed U.S. Sectors Fund Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three years of when the amounts were waived.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ management fees are subsequently less than the agreed upon percentage of average daily net assets attributable to Class A, Class C, and Class I shares, the Adviser shall be entitled to reimbursement by the Funds for such waiver. For the year ended March 31, 2018, the Adviser waived $109,271, $32,177 and $121,599 in expenses for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund, respectively, pursuant to the Waiver Agreement. As of March 31, 2018, the Adviser has waived/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

	2019	2020	2021
Risk Managed Global Sectors Fund	$132,395	$173,971	$109,271
Multi-Asset Income Fund	$112,312	$74,345	$32,177
Risk Managed US Sectors Fund	$62,000	$115,735	$121,599

The Board has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to their Class A shares and Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2018, the Funds accrued the following fees under the Plans:

Fund	Fee
Risk Managed Global Sectors Fund	$18,667
Multi-Asset Income Fund	150,037
Risk Managed U.S. Sectors Fund	29,940

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. During the year ended March 31, 2018 the Distributor received $3,695 for the Risk Managed Global Sectors Fund, of which $495 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $41,041 for the Multi-Asset Income Fund, of which $6,034 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $89,316 for the Risk Managed U.S. Sectors Fund, of which $13,665 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds in accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

6.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 30 days of purchase date. Redemption fees are recorded by the Funds as a redemption of Funds shares and as a credit to paid-in-capital. For the year ended March 31, 2018 the Funds received $1,074, $5,203, and $209 in redemption fees for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund, respectively.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended March 31, 2018 and March 31, 2017 was as follows:

	For the year ended March 31, 2018				For the year ended March 31, 2017
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Newfound Risk Managed Global Sectors Fund	$332,826	$—	$20,466	$353,292	$289,447	$—	$14,472	$303,919
Newfound Multi-Asset Income Fund	2,525,039	—	153,665	2,678,704	1,167,430	—	34,307	1,201,737
Newfound Risk Managed U.S. Sectors Fund	202,993	36,651	—	239,644	164,960	—	101,644	266,604

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Newfound Risk Managed Global Sectors Fund	$—	$—	$(5,433,474)	$—	$(214,583)	$7,061,520	$1,413,463
Newfound Multi-Asset Income Fund	—	—	(834,525)	—	(12,815)	(673,250)	(1,520,590)
Newfound Risk Managed U.S. Sectors Fund	—	513,408	—	—	—	2,625,992	3,139,400

The difference between book basis and tax basis unrealized appreciation/depreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Newfound Risk Managed Global Sectors Fund incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$214,583

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Newfound Multi-Asset Income Fund	12,815

At March 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Newfound Risk Managed Global Sectors Fund	$5,433,474	$—	$5,433,474	Non-expiring
Newfound Multi-Asset Income Fund	802,025	32,500	834,525	Non-expiring
Newfound Risk Managed U.S. Sectors Fund	—	—	—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for C-Corporation return of capital distributions, resulted in reclassifications for the Funds for the year ended March 31, 2018 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Newfound Risk Managed Global Sectors Fund	$(20,466)	$20,466	$—
Newfound Multi-Asset Income Fund	(153,665)	151,387	2,278
Newfound Risk Managed U.S. Sectors Fund	—	36,651	(36,651)

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2018, SP Investment Associates was the record owner of 52.12% of the Risk Managed Global Sectors Fund’s outstanding shares, TD Ameritrade was the record owner of 49.13% of the Multi-Asset Income Fund’s outstanding shares. SP Investment Associates and TD Ameritrade, may be the beneficial owner of some or all of the shares for each respective Fund, or may hold the shares for the benefit of others. As a result, SP Investment Associates, and TD Ameritrade may be deemed to control the Risk Managed Global Sectors Fund, and Multi-Asset Income Fund, respectively.

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently seek to achieve their respective investment objectives by investing its assets in ETFs. As of March 31, 2018, the percentage of the Newfound Multi-Asset Income Fund’s net assets invested in the PowerShares Senior Loan Portfolio ETF was 25.1%.The Newfound Multi-Asset Income Fund may redeem its investments in this Security at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Newfound Multi-Asset Income Fund may be directly affected by the performance of this Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR’s available at www.sec.gov.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Newfound Risk Managed Global Sectors Fund and Newfound Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund and Newfound Multi-Asset Income Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the periods from each respective fund’s commencement of operations through March 31, 2015 (collectively, financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and for the periods from each of the respective fund’s commencement of operations through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2013.

Denver, Colorado

May 30, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Newfound Risk Managed U.S. Sectors Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Newfound Risk Managed U.S. Sectors Fund (the Fund), a separate series of Northern Lights Fund Trust III, as of March 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from June 2, 2015 (commencement of operations) through March 31, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 2, 2015 (commencement of operations) through March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodians and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Company’s auditor since 2013.

Denver, Colorado
May 30, 2018

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2018

Example

As a shareholder of the Funds you will incur two types of costs: (1) transaction costs, including sales loads and/or redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/17	3/31/18	Period	3/31/18	Period

Newfound Risk Managed Global Sectors Fund – Class A (a)	1.75%	$1,000.00	$1,012.00	$8.78	$1,016.21	$8.80
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$1,012.90	$7.53	$1,017.45	$7.54
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$975.40	$7.88	$1,016.95	$8.05
Newfound Multi-Asset Income Fund – Class C (a)	2.35%	$1,000.00	$970.70	$11.55	$1,013.21	$11.80
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$976.70	$6.65	$1,018.20	$6.79
Newfound Risk Managed U.S. Sectors Fund – Class A (a)	1.50%	$1,000.00	$1,015.40	$8.04	$1,017.45	$8.05
Newfound Risk Managed U.S. Sectors Fund – Class I (a)	1.25%	$1,000.00	$1,016.40	$6.79	$1,018.70	$6.79

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

The Newfound Funds
Supplemental Information (Unaudited)
March 31, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009- 2012). Former Academic Fellow, United States Securities and Exchange Commission (2005- 2006).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2018, the Trust was comprised of [34] active portfolios managed by [16] unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/18-NLFT III-v1

The Newfound Funds
Supplemental Information (Unaudited) (Continued)
March 31, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski* 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012-2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008- 2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

*	Mr. Malinowski was elected President of the Trust effective August 29, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/18-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-394-9777.

INVESTMENT ADVISOR
Newfound Research LLC
425 Boylston Street, 3rd Floor
Boston, Massachusetts 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $47,050

2017 - $46,000

(b)	Audit-Related Fees

2018 – None

2017 - None

(c)	Tax Fees

2018 - $9,750

2017 - $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 06/06/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/06/2018

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/06/2018